Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		JP Morgan Investment Management,
Inc.


Name of Issuer  		Plains All American Pipeline, LP

Title of Security		PAA 3.85% 2023

Date of First Offering		08/08/13

Amount of Total Offering		700.000,000

Unit Price		$99.792

Underwriting Spread or Commission		0.65

Maturity Date                     10/15/23

Total Par Value of Bonds Purchased       145,000

Dollar Amount of Purchases		$144,698

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0207%
by Portfolio

Percentage of Portfolio Assets		0.08%
Applied to Purchase

Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		BofA Merrill Lynch


Underwriting Syndicate Members		 ING,  DNB Markets, BBVA
                                         Mitsubushi UFJ, BNP Paribas
                                         Goldman Sachs & Co., RBC,
                                         J.P. Morgan, SBMS, BB&T
                                          Mizuho Sec., Scotiabank, Soceite
                                          Genera, US Bancorp, BMO Cap.,
                                          Fifth Third, ING, PNC
                                          BofA Merrill Lynch





Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		JP Morgan Investment Management,
Inc.


Name of Issuer  		Viacom, Inc.

Title of Security		VIA 5.85% 2043

Date of First Offering		08/12/13

Amount of Total Offering		1,250,000,000

Unit Price		$99.353

Underwriting Spread or Commission		0.88

Maturity Date                     09/01/43

Total Par Value of Bonds Purchased       60,000

Dollar Amount of Purchases		$59,612

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0048%
by Portfolio

Percentage of Portfolio Assets		0.03%
Applied to Purchase

Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		BofA Merrill Lynch


Underwriting Syndicate Members		Citigroup Global Markets,
                                        Deutsche Bank Sec.,BNP Paribas,
Goldman Sachs, HSBC,
J.P. Morgan, Morgan Stanley,
Mizuho, SBMC, RBS, Guggenheim
Lloyds Sec., US Bancorp, Wells Fargo
BofA Merrill Lynch, RBC,
BNY Mellon,
Willliams Capital Group, Banca IMI





Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		JP Morgan Investment Management,
Inc.


Name of Issuer  	             Cenovus Energy, Inc.

Title of Security		 CVECN 5.20% 2043

Date of First Offering		08/12/13

Amount of Total Offering		350,000,000

Unit Price		$99.602

Underwriting Spread or Commission		0.88

Maturity Date                                    09/15/43

Total Par Value of Bonds Purchased       35,000

Dollar Amount of Purchases		$34,861

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0100%
by Portfolio

Percentage of Portfolio Assets		0.02%
Applied to Purchase

Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		BofA Merrill Lynch


Underwriting Syndicate Members		Morgan Stanley, TD
Securities,
	BMO Capital, CIBC,	RBS,
JP Morgan		            BofA
	Merrill Lynch, RBC Capital,

	Barclays Capital, BNP
Paribas, Credit
Agricole, Credit Suisse, Goldman
Sachs






Name of Registrant:		Sun America Series Trust

Name of Portfolio:		Balanced

Name of Sub Advisor		J.P. Morgan Investment
Management, Inc.

Name of Issuer  		Home Depot, Inc.

Title of Security		HD 4.875% 2044


Date of First Offering		09/03/13


Amount of Total Offering		$985,060,000


Unit Price		$98.506

Underwriting Spread or Commission		$0.880


Maturity Date		02/15/44


Total Par Value of Bonds Purchased		50,000


Dollar Amount of Purchases		$49,253


Years of Continuous Operation		3+


Percentage of Offering Purchased		0.01%

by Portfolio

Percentage of Portfolio Assets		0.03%

Applied to Purchase


Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		BofA Merrill Lynch

Underwriting Syndicate Members		BofA Merrill, Credit
Suisse, Deutsche Bank,
	Goldman Sachs, JP Morgan, Barclays, BNY
				Mellon, Citigroup, Fifth Third
Securities,
	Morgan Stanley, RBC Capital, RBS, Sun
				Trust, TD Securities, The Williams
Capital 							Group,
US Bancorp, Wells Fargo Securities






Name of Registrant:		Sun America Series Trust

Name of Portfolio:		Balanced

Name of Sub Advisor		J.P. Morgan Investment
Management, Inc.


Name of Issuer  		Oneok Partners LP


Title of Security		OKS 6.20% 2043


Date of First Offering		09/09/13


Amount of Total Offering		$398,268,000


Unit Price		$99.567


Maturity Date		09/15/43


Underwriting Spread or Commission		$0.88


Total Par Value of Bonds Purchased		50,000


Dollar Amount of Purchases		$49,784


Years of Continuous Operation		3+


Percentage of Offering Purchased		0.0126%

by Portfolio

Percentage of Portfolio Assets		0.03%

Applied to Purchase


Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		RBS Securities, Inc.


Underwriting Syndicate Members	        J.P. Morgan, RBS,SunTrust
                                        Robinson,
                                        Deutsche Bank, DNB Markets,
                                        Mitsubushi,
					RBC Capital Markets, ING, Mizuho
                                        Securities, Natixis, Scotiabank, SMBC




Name of Registrant:		Sun America Series Trust

Name of Portfolio:		Balanced

Name of Sub Advisor		J.P. Morgan Investment
Management, Inc.


Name of Issuer  		Verizon Communications, Inc.


Title of Security		VZ 2.50% 2016

Date of First Offering		09/11/13


Amount of Total Offering		$4,246,727,500


Unit Price		$99.923


Maturity Date		09/15/16


Underwriting Spread or Commission		$0.30


Total Par Value of Bonds Purchased		100,000


Dollar Amount of Purchases		$99,923


Years of Continuous Operation		3+


Percentage of Offering Purchased		0.002%

by Portfolio

Percentage of Portfolio Assets		0.05%

Applied to Purchase


Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		Morgan Stanley and
Co.

Underwriting Syndicate Members		BNP Paribas, BofA Merrill Lynch,
                                        JP Morgan, Loop Capital Markets, Mizuho
Securities, US Bancorp., Barclays, Morgan
Stanley, Citigroup, Credit Suisse, RBC


Name of Registrant:		Sun America Series Trust

Name of Portfolio:		Balanced

Name of Sub Advisor		J.P. Morgan Investment
Management, Inc.


Name of Issuer  		Spectra Energy Partners


Title of Security		SEP 5.95% 2043


Date of First Offering		09/16/13


Amount of Total Offering		$399,500,000


Unit Price		$99.875


Maturity Date		09/25/43


Underwriting Spread or Commission		$0.88


Total Par Value of Bonds Purchased		20,000


Dollar Amount of Purchases		$19,975


Years of Continuous Operation		3+


Percentage of Offering Purchased		0.005%

by Portfolio

Percentage of Portfolio Assets		0.01%

Applied to Purchase


Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		Morgan Stanley and
Co.

Underwriting Syndicate Members		JP Morgan, DNB Markets, Morgan Stanley,
                                       RBS Scotiabank, Wells Fargo Sec.,
Mitsubushi UFJ Sec., Mizuho Securities,
SunTrust Robinson Humphrey,
Barclays,
Credit Suisse, Deutsche Bank,
BofA Merrill
Lynch, RBC Capital Markets, SMBC





Name of Registrant:		Sun America Series Trust

Name of Portfolio:		Balanced

Name of Sub Advisor		J.P. Morgan Investment
Management, Inc.

Name of Issuer  		BPCE SA


Title of Security		BPCEGP 5.70% 2023

Date of First Offering		10/15/13


Amount of Total Offering		$1,497,510,000


Unit Price		$99.834


Maturity Date		10/22/23


Underwriting Spread or Commission		$0.45


Total Par Value of Bonds Purchased		200,000


Dollar Amount of Purchases		$199,668


Years of Continuous Operation		3+


Percentage of Offering Purchased		0.0133%

by Portfolio

Percentage of Portfolio Assets		0.09%

Applied to Purchase


Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		Citigroup Global
Markets

Underwriting Syndicate Members

Citigroup Global Markets, Deutsche Bank
Goldman Sachs, JP Morgan, Nataxis,
CIBC
World Mkts., NAB Securities, RBC Capital
Standard Chartered Bank, Swedbank, Wells
Fargo Securities
LLC




Name of Registrant:		Sun America Series Trust

Name of Portfolio:		Balanced

Name of Sub Advisor		J.P. Morgan Investment
Management, Inc.


Name of Issuer  		Wells Fargo & Company


Title of Security		WFC 5.375% 2043


Date of First Offering		10/21/13


Amount of Total Offering		$1,994,080,000


Unit Price		$99.704


Maturity Date		11/02/43


Underwriting Spread or Commission		$0.88


Total Par Value of Bonds Purchased		105,000


Dollar Amount of Purchases		$104,689


Years of Continuous Operation		3+


Percentage of Offering Purchased		0.0052%

by Portfolio

Percentage of Portfolio Assets		0.05%

Applied to Purchase


Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		Wells Fargo Advisors



Underwriting Syndicate Members		Barclays, Credit
Suisse, Citigroup,
JP Morgan, Goldman
Sachs, Morgan
Stanley, BB&T
Capital Markets,
BMO Capital, Capital
One, Castle Oak,
CIBC World Capital,
Deutsche Bank
Securities, SBC
Securities, Loop
Capital Markets,


Name of Registrant:		Sun America Series Trust

Name of Portfolio:		Balanced

Name of Sub Advisor		J.P. Morgan Investment
Management, Inc.


Name of Issuer  		Bank of Nova Scotia


Title of Security		BNS  2.05% 2018


Date of First Offering		10/23/13


Amount of Total Offering		$1,498,935,000


Unit Price		$99.929


Maturity Date		10/30/18


Underwriting Spread or Commission		$0.35


Total Par Value of Bonds Purchased		205,000


Dollar Amount of Purchases		$204,854


Years of Continuous Operation		3+


Percentage of Offering Purchased		0.0137%

by Portfolio

Percentage of Portfolio Assets		0.10%

Applied to Purchase


Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		Barclays Capital, Inc.

Underwriting Syndicate Members		Deutsche Bank Sec., Goldman Sachs,
			                JP Morgan, UBS Securities LLC,
                                        Barclays, Citigroup,HSBC, Wells Fargo
                                        Morgan Stanley, RBS,  Merrill Lynch
                                        Standard Chartered Bank






Name of Registrant:		Sun America Series Trust

Name of Portfolio:		Balanced

Name of Sub Advisor		J.P. Morgan Investment
Management, Inc.

Name of Issuer  		Phillip Morris International, Inc.


Title of Security		PM  4.875% 2043

Date of First Offering		11/04/13


Amount of Total Offering		$745,665,000


Unit Price		$99.422


Maturity Date		11/15/43


Underwriting Spread or Commission		$0.75


Total Par Value of Bonds Purchased		115,000


Dollar Amount of Purchases		$114,335


Years of Continuous Operation		3+


Percentage of Offering Purchased		0.0153%

by Portfolio

Percentage of Portfolio Assets		0.05%

Applied to Purchase


Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		Credit Suisse
Securities

Underwriting Syndicate Members		Barclays, Citigroup,Credit Suisse, HSBC,
                                        JP Morgan, Banca IMI, ING,  Santander
                                        UBS Investment
Bank










Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.


Name of Issuer  		Noble Energy, Inc.

Title of Security		NBL  5.25% 2043

Date of First Offering		11/05/13

Amount of Total Offering		$994,300,000

Unit Price		$99.430

Maturity Date		11/15/43

Underwriting Spread or Commission		$0.88

Total Par Value of Bonds Purchased		130,000

Dollar Amount of Purchases		$129,259

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.013%
by Portfolio

Percentage of Portfolio Assets		0.06%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Citigroup Global Markets

Underwriting Syndicate Members	Barclays, Citigroup, Mitsubushi, BofA
Merrill Lynch, DNB, Mizuho,
BBVA,
BNP Paribas, JP Morgan, Deutsche, HSBC,
Lloyds, Societe General, SMBC, US
ancorp, Wells Fargo, BMO
Capital,
CIBC, Morgan Stanley, RBC, Scotiabank
BB&T, Fifth Third, PNC, Standard
Chartered Bank, TD Securities






Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.


Name of Issuer  		MidAmerican Energy Holdings

Title of Security		MIDAM  5.15% 2043

Date of First Offering		11/05/13

Amount of Total Offering		$745,567,500

Unit Price		$99.409

Maturity Date		11/15/43

Underwriting Spread or Commission		$0.75

Total Par Value of Bonds Purchased		100,000

Dollar Amount of Purchases		$99,409

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0133%
by Portfolio

Percentage of Portfolio Assets		0.05%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		RBS Securities, Inc.

Underwriting Syndicate Members	Barclays, Citigroup, Mizuho Sec., Wells
Fargo, Bank of New York, BMO Capital,
BMO Capital, BNP Paribas, CIBC, Key
Capital, Lloyds Sec., Mitsubushi, PNC,
RBC, Scotia Capital, SMBC,
US Bancorp,
JP Morgan, RBS Securities, Soceite General


Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.



Name of Issuer  		Perrigo Company, Ltd.

Title of Security		PRGO  4.00% 2023


Date of First Offering		11/05/13

Amount of Total Offering		$796,664,000

Unit Price		$99.583

Maturity Date		11/15/23

Underwriting Spread or Commission		$0.650

Total Par Value of Bonds Purchased		200,000

Dollar Amount of Purchases		$199,166

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.03%
by Portfolio

Percentage of Portfolio Assets		0.09%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		HSBC Securities, Inc.

Underwriting Syndicate Members		Barclays, BofA Merrill Lynch, JP Morgan,
                                      Morgan Stanley, BNY Mellon Cap. Mkts,
                                      Citigroup, Credit Suisse, Deutsche Bank,
	                              Fifth Third Sec., Goldman Sachs, RBC
                                      Capital Mkts, RBS, SunTrust, TD Sec.,





Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.



Name of Issuer  		Skandinaviska Enskilda Banken AB


Title of Security		SEB 2.375% 2018


Date of First Offering		11/13/13

Amount of Total Offering		$999,110,000

Unit Price		$99.911

Maturity Date		11/20/18

Underwriting Spread or Commission		$0.350

Total Par Value of Bonds Purchased		200,000

Dollar Amount of Purchases		199,822

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0200%
by Portfolio

Percentage of Portfolio Assets		0.09%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Morgan Stanley and Co.

Underwriting Syndicate Members

BofA Merrill Lynch,
Goldman Sachs and Co.,
JP Morgan Securities,
Morgan Stanley
Skandinaviska Enskilda
Banken AB






Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.



Name of Issuer  		State Street Corp.

Title of Security		STT 3.70% 2023


Date of First Offering		11/20/13

Amount of Total Offering		$997,600,000

Unit Price		$97.760

Maturity Date		11/20/23

Underwriting Spread or Commission		$0.450

Total Par Value of Bonds Purchased		110,000

Dollar Amount of Purchases		$109,736

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.011%
by Portfolio

Percentage of Portfolio Assets		0.05%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Morgan Stanley and Co.

Underwriting Syndicate Members
Barclays, Credit Suisse, JP Morgan,
KeyBanc Capital Markets, Loop Capital
Markets, Fifth Third Securities,
Huntington Investment Corp., Morgan Stanley






Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.



Name of Issuer  		CVS Caremark Corp.

Title of Security		CVS 5.30% 2043


Date of First Offering		12/02/13

Amount of Total Offering		$750,000,000

Unit Price		$99.806

Maturity Date		12/05/43

Underwriting Spread or Commission		$0.88

Total Par Value of Bonds Purchased		40,000

Dollar Amount of Purchases		$39,922

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.005%
by Portfolio

Percentage of Portfolio Assets		0.02%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Barclays Capital, Inc.

Underwriting Syndicate Members		Goldman Sachs & Co., Deutsche Bank
	                                BofA Merill Lynch, Citigroup, JP Morgan,
	                                Barclays, Standard Chartered Bank










Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.



Name of Issuer  		Nordstrom, Inc.

Title of Security		JWN 5.00% 2044


Date of First Offering		12/03/13

Amount of Total Offering		$400,000,000

Unit Price		$99.331

Maturity Date		01/15/44

Underwriting Spread or Commission		$0.88

Total Par Value of Bonds Purchased		115,000

Dollar Amount of Purchases		$114,231

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.029%
by Portfolio

Percentage of Portfolio Assets		0.05%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Morgan Stanley and Co.

Underwriting Syndicate Members		Goldman Sachs & Co.
  					Morgan Stanley and Co. International
					RBS Securities Corp.






Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.



Name of Issuer  		Microsoft Corp.

Title of Security		MSFT 4.875% 2043


Date of First Offering		12/03/13

Amount of Total Offering		$500,000,000

Unit Price		$99.654

Maturity Date		12/15/43

Underwriting Spread or Commission		$0.88

Total Par Value of Bonds Purchased		120,000

Dollar Amount of Purchases		$119,585

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.024%
by Portfolio

Percentage of Portfolio Assets		0.06%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Barclays Capital, Inc.

Underwriting Syndicate Members		Barclays, JP Morgan, HSBC,
                                        Wells Fargo, CAVU Securities,
					Lebenthal Cap. Mkts., Ramirez, The
					Williams Capital Group







Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.



Name of Issuer  		ThermoFisher Scientific

Title of Security		TMO 5.30% 2044


Date of First Offering		12/04/13

Amount of Total Offering		$400,000,000

Unit Price		$99.928

Maturity Date		02/01/44

Underwriting Spread or Commission		$0.88

Total Par Value of Bonds Purchased		25,000

Dollar Amount of Purchases		$24,982

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.006%
by Portfolio

Percentage of Portfolio Assets		0.01%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Barclays Capital, Inc.

Underwriting Syndicate Members		Barclays, JP Morgan, HSBC, RBS,
                                        BoaA Merrill Lynch, BNP Paribas,
					Mitsubushi UFJ., US Bancorp, Banca IMI,
					BNY Mellon, Citigroup, KeyBlanc
					Mizuho Sec., Morgan Stanley, Scotiabank





Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.



Name of Issuer  		Orange SA

Title of Security		ORAFP 5.50% 2044


Date of First Offering		01/30/14

Amount of Total Offering		$846,778,500

Unit Price		$99.621

Maturity Date		02/06/44

Underwriting Spread or Commission		$0.88

Total Par Value of Bonds Purchased		55,000

Dollar Amount of Purchases		$54,792

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0264%
by Portfolio

Percentage of Portfolio Assets		0.0065%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		BofA Merrill Lynch

Underwriting Syndicate Members	BofA Merrill Lynch, Deutsche Bank
Securities, JP Morgan, Mitsubushi UFJ Securities, RBS






Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.



Name of Issuer  		Fedex Corp.

Title of Security		FDX 5.10% 2044


Date of First Offering		01/06/14

Amount of Total Offering		$750,000,000

Unit Price		$99.831

Maturity Date		01/15/44

Underwriting Spread or Commission		$0.88

Total Par Value of Bonds Purchased		40,000

Dollar Amount of Purchases		$39,932

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0192%
by Portfolio

Percentage of Portfolio Assets		0.0053%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Morgan Stanley and Co.

Underwriting Syndicate Members	BofA Merrill Lynch, Deutsche Bank
Securities, JP Morgan, Mitsubushi UFJ,
Goldman Sachs, Morgan Stanley, Citigroup,
BNP Paribas, Mizuho Sec., Regions,
Scotiabank,  SunTrust, Wells Fargo, BNY
Mellon, Commerzbank, Fifth Third, FTN,
HSBC, KBC Sec., KeyBanc, PNC Capital,
Ramirez & Co., Standard Chartered Bank,
SMBC, The Williams Capital Group, US
Bancorp


Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.



Name of Issuer  		Electricite de France

Title of Security		EDP 4.875% 2044


Date of First Offering		01/13/14

Amount of Total Offering		$967,260,000

Unit Price		$96.726

Maturity Date		01/22/44

Underwriting Spread or Commission		$0.78

Total Par Value of Bonds Purchased		55,000

Dollar Amount of Purchases		53,199

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0256%
by Portfolio

Percentage of Portfolio Assets		0.0055%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Citigroup Global Markets

Underwriting Syndicate Members	Citigroup Global Markets Inc., JP Morgan,
Credit Suisse Securities, Goldman Sachs,
Morgan Stanley, Soceite General






Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.



Name of Issuer  		Santander Consumer USA Holdings, Inc.


Title of Security		Santander Consumer USA Holdings, Inc. (SC)


Date of First Offering		01/22/14

Amount of Total Offering		$1,799,795,280


Unit Price		$24.000



Underwriting Spread or Commission		$0.0096

Number of Shares Purchased		1,500

Dollar Amount of Purchases		$36,000

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0020%
by Portfolio

Percentage of Portfolio Assets		0.0574%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased	Citigroup Global Markets

Underwriting Syndicate Members
JP Morgan, Morgan Stanley, Citigroup,

Deutsche Bank Securities, Barclays Bank,
Credit Suisse, BofA Merrill Lynch,  RBC,
Santander, Goldman Sachs, BMO Capital,
UBS Investment, Wells Fargo, KKR, Sander
O'Neill, Stephens, Loyal3 Securities





Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Mid-Cap Growth
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.



Name of Issuer  		Premier, Inc.

Title of Security		Premier, Inc. (PINC)


Date of First Offering		09/26/13

Amount of Total Offering		$760,102,866

Unit Price		$27.000



Underwriting Spread or Commission		$1.62

Number of Shares Purchased		32,700

Dollar Amount of Purchases		$882,900

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.1162%
by Portfolio

Percentage of Portfolio Assets		0.30
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		BofA Merrill Lynch

Underwriting Syndicate Members		JP Morgan, Citigroup,
Raymond James, William Blair,
BofA Merrill Lynch,

Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Aggressive Growth
Name of Sub Advisor		Wells Capital Management., Inc.


Name of Issuer  		IHS, Inc.

Title of Security		IHS Inc.

Date of First Offering		01/15/14

Amount of Total Offering		$403,478,276

Unit Price		$116.000



Underwriting Spread or Commission		$2.00

Number of Shares Purchased		11,826

Dollar Amount of Purchases		$1,371,816

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.34%
by Portfolio

Percentage of Portfolio Assets		1.04%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs and Co.

Underwriting Syndicate Members		N/A











Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Global Bond
Name of Sub Advisor		Goldman Sachs Asset Management, LP



Name of Issuer  		BPCE SA

Title of Security		BPCE SA 5.70% 2023


Date of First Offering		10/15/13

Amount of Total Offering		$1,500,000,000


Unit Price		$99.834

Maturity Date		10/22/23

Underwriting Spread or Commission		$0.35

Total Par Value of Bonds Purchased		550,000

Dollar Amount of Purchases		$549,087

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0367%
by Portfolio

Percentage of Portfolio Assets		0.1395%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Citigroup Global Markets

Underwriting Syndicate Members		Goldman Sachs & Co., Nataxis Securities
Citigroup Global Markets,
Deutsche Bank Sec., JP Morgan Securities





Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Global Bond
Name of Sub Advisor		Goldman Sachs Asset Management, LP



Name of Issuer  		Bonos Y Oblig Del Estado

Title of Security		Spanish Government 3.80% 2024


Date of First Offering		01/22/14

Amount of Total Offering		$10,000,000,000


Unit Price		$99.638

Maturity Date		04/30/24

Underwriting Spread or Commission		$0.175

Total Par Value of Bonds Purchased		6,020,000

Dollar Amount of Purchases		$8,136,274

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0602%
by Portfolio

Percentage of Portfolio Assets		1.9204%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Banco Santander SA

Underwriting Syndicate Members		Goldman Sachs & Co., Barclays
            Capital, BBVA Securities, Citigroup Global
	Markets, Santander Investment Securities, Societe General





Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Global Bond
Name of Sub Advisor		Goldman Sachs Asset Management, LP



Name of Issuer  		Credit Agricole SA

Title of Security		Credit Agricole 7.875% 2049


Date of First Offering		01/15/14

Amount of Total Offering		$1,750,000,000


Unit Price		$100.000

Maturity Date		01/23/49

Underwriting Spread or Commission		$1.000

Total Par Value of Bonds Purchased		350,000

Dollar Amount of Purchases		$350,000

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.020%
by Portfolio

Percentage of Portfolio Assets		0.830%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Credit Agricole Corp.

Underwriting Syndicate Members		Goldman Sachs & Co., Barclays
            Capital, BBVA Securities, Citigroup Global
	Markets, Santander Investment Securities, Societe General







Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Mid-Cap Growth
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.



Name of Issuer  		Antero Resources Corp.

Title of Security		Antero Resources Corp.


Date of First Offering		10/10/13

Amount of Total Offering		$1,571,900,000

Unit Price		$44.000



Underwriting Spread or Commission		$1.98

Number of Shares Purchased		29,900

Dollar Amount of Purchases		$1,315,600

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0837%
by Portfolio

Percentage of Portfolio Assets		0.49%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Barclays Capital,Inc.

Underwriting Syndicate Members		JP Morgan, Citigroup,
		Raymond James, Barclays,
		Credit Suisse, Jefferies, Morgan Stanley, TD
		Securities, Tudor, Pickering & Holt, Wells
	 	Fargo,  BMO Capital,  Capital One,
					Scotiabank, Credit Agricole, KeyBanc,
					Mitsubushi UFJ,  BB&T Capital, Comerica


Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Mid-Cap Growth
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.



Name of Issuer  		Guidewire Software, Inc.

Title of Security		Guidewire Software, Inc.


Date of First Offering		10/23/13

Amount of Total Offering		$378,481,935

Unit Price		$48.750



Underwriting Spread or Commission		$1.80375


Number of Shares Purchased		31,100

Dollar Amount of Purchases		$1,516,125

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.4006%
by Portfolio

Percentage of Portfolio Assets		0.56%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Deutsche Bank Securities

Underwriting Syndicate Members
JP Morgan, Deutsche Bank Securities,
UBS Investment Bank, Stifel, Pacific Crest
Securities




Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Mid-Cap Growth
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.



Name of Issuer  		Twitter, Inc.

Title of Security		Twitter, Inc. (TWTR)


Date of First Offering		11/07/13

Amount of Total Offering		$1,820,000,000

Unit Price		$26.000



Underwriting Spread or Commission		$0.845

Number of Shares Purchased		8,400

Dollar Amount of Purchases		$218,400

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.012%
by Portfolio

Percentage of Portfolio Assets		0.08%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs and Co.

Underwriting Syndicate Members
JP Morgan, Goldman Sachs & Co.,
Morgan Stanley, BofA Merrill Lynch,
Deutsche Bank Securities, Allen &
Company LLC, CODE Advisors


Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Mid-Cap Growth
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.



Name of Issuer  		Extended Stay America, Inc. and ESH Hospitality


Title of Security		Extended Stay America, Inc. (STAY)


Date of First Offering		11/13/13

Amount of Total Offering		$565,000,000

Unit Price		$20.000



Underwriting Spread or Commission		$1.200

Number of Shares Purchased		30,800

Dollar Amount of Purchases		$616,000

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.109%
by Portfolio

Percentage of Portfolio Assets		0.24%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased 	Goldman Sachs and Co.

Underwriting Syndicate Members
JP Morgan, Goldman Sachs & Co.,
Morgan Stanley, BofA Merrill Lynch,
Deutsche Bank Securities, Barclays,
Macquarie Capital, Blackstone, Baird,
Houlihan Lokey, Stifel



Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Mid-Cap Growth
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.



Name of Issuer  		Norwegian Cruise Line Holdings, Ltd.


Title of Security		Norwegian Cruise Line Holdings, Ltd. (NCLH)


Date of First Offering		12/04/13

Amount of Total Offering		$731,500,000

Unit Price		$33.25



Underwriting Spread or Commission		$1.0860

Number of Shares Purchased		47,200

Dollar Amount of Purchases		$1,569,400

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.2145%
by Portfolio

Percentage of Portfolio Assets		0.580%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		UBS Investment Bank

Underwriting Syndicate Members
JP Morgan, Goldman Sachs & Co.,
UBS Investment Bank, Citigroup,
Deutsche Bank Securities, Barclays,
Credit Agricole CIB, DNB Markets, HSBC,
Nomura, SunTrust Robinson


Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Aggressive Growth
Name of Sub Advisor		Wells Capital Manegement


Name of Issuer  		The Container Store

Title of Security		The Container Store  (TCS)


Date of First Offering		11/01/13

Amount of Total Offering		$225,000,000

Unit Price		$18.00



Underwriting Spread or Commission		$1.215

Number of Shares Purchased		480

Dollar Amount of Purchases		$8,640

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.004%
by Portfolio

Percentage of Portfolio Assets		0.01%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Barclays Capital, Inc.

Underwriting Syndicate Members		N/A



Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Aggressive Growth
Name of Sub Advisor		Wells Capital Management


Name of Issuer  		Veeva Systems

Title of Security		Veeva Systems  (VEEV)


Date of First Offering		10/15/13

Amount of Total Offering		$260,900,000

Unit Price		$20.00



Underwriting Spread or Commission		$1.40

Number of Shares Purchased		93

Dollar Amount of Purchases		$1,860

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.001%
by Portfolio

Percentage of Portfolio Assets		0.02%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Morgan Stanley and Co.

Underwriting Syndicate Members		N/A





Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Aggressive Growth
Name of Sub Advisor		Wells Capital Management


Name of Issuer  		Antero Resources

Title of Security		Antero Resources (AR)


Date of First Offering		10/10/13

Amount of Total Offering		$1,571,900,000

Unit Price		$44.00



Underwriting Spread or Commission		$1.98

Number of Shares Purchased		1,625

Dollar Amount of Purchases		$71,500

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.005%
by Portfolio

Percentage of Portfolio Assets		0.06%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Barclays Capital, Inc.

Underwriting Syndicate Members		N/A


Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Aggressive Growth
Name of Sub Advisor		Wells Capital Mangement


Name of Issuer  		Diamondback Energy

Title of Security		Diamondback Energy   (FANG)


Date of First Offering		11/01/13

Amount of Total Offering		$225,000,000

Unit Price		$18.00



Underwriting Spread or Commission		$1.215

Number of Shares Purchased		480

Dollar Amount of Purchases		$8,640

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.004%
by Portfolio

Percentage of Portfolio Assets		0.01%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Barclays Capital, Inc.

Underwriting Syndicate Members		N/A


Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Fundamental Growth
Name of Sub Advisor		Wells Capital Management


Name of Issuer  		Antero Resources

Title of Security		Antero Resources (AR)


Date of First Offering		10/10/13

Amount of Total Offering		$1,571,900,000

Unit Price		$44.00



Underwriting Spread or Commission		$1.98

Number of Shares Purchased		3,476

Dollar Amount of Purchases		$152,944

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.01%
by Portfolio

Percentage of Portfolio Assets		0.06%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Barclays Capital, Inc.

Underwriting Syndicate Members		N/A


Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Global Bond
Name of Sub Advisor		Goldman Sachs Asset Management, LP



Name of Issuer  		Starbucks Corp.

Title of Security		Starbucks  Corp. 3.85% 2023


Date of First Offering		09/03/13

Amount of Total Offering		$750,000,000

Unit Price		$99.964

Maturity Date		10/01/23

Underwriting Spread or Commission		$0.45

Total Par Value of Bonds Purchased		1,300,000

Dollar Amount of Purchases		$1,299,532

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.1734%
by Portfolio

Percentage of Portfolio Assets		0.3469%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased	Merrill Lynch, Pierce, Fenner and Smith

Underwriting Syndicate Members	Goldman Sachs & Co., HSBC Securities,
                                JP Morgan, Merrill Lynch, Pierce,
                                Citigroup Global Markets, Morgan Stanley,
                                 RBO Sec., Samuel Ramirez, Scotia Capital,
				US Bancorp, Wells Fargo